Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

Contact:	Kevin J. Hayes
SVP/General Counsel, Secretary & Chief
Governance Officer
717.339.5161
khayes@acnb.com

ACNB CORPORATION RECOGNIZED AS
ONE OF THE FASTEST GROWING COMPANIES
IN CENTRAL PENNSYLVANIA

GETTYSBURG, PA, September 13, 2023 --- ACNB Corporation was recently recognized, with a ranking of #45, by the Central Penn Business Journal on its annual list of the Fastest Growing Companies in Central Pennsylvania for 2023. This is the sixth consecutive year ACNB Corporation has achieved this recognition.
“The 2023 Fastest Growing Companies have excelled during challenging economic times. These businesses are creative, innovative and know how to overcome hurdles,” said Suzanne Fischer-Huettner, managing director of Central Penn Business Journal/BridgeTower Media. “All of us at the Central Penn Business Journal congratulate this year’s honorees.”
James P. Helt, ACNB Corporation President & Chief Executive Officer, stated, “At ACNB Corporation, the financial holding company for ACNB Bank and ACNB Insurance Services, Inc., our fundamental focus remains to be the independent financial services provider of choice in the communities served throughout our geographic footprint in southcentral Pennsylvania and central Maryland by building relationships and finding solutions. Despite the unusual and unprecedented economic times over the past few years, our organizational longevity — that spans 166 years — is directly attributable to the

ACNB Corporation
Press Release/2023 Fastest Growing Companies
September 13, 2023

generations of dedicated staff members that fulfilled, and continue to fulfill, our commitment to customers, shareholders and communities served.”
“Specific to this Fastest Growing Companies recognition is revenue growth, which is a result of ACNB Corporation’s community bank acquisitions in recent years in alignment with our plans for strategic inorganic growth in tandem with ongoing organic growth,” he added. “As for the year 2022, ACNB Corporation completed key strategic initiatives including the acquisition by the insurance subsidiary, ACNB Insurance Services, Inc., of the business and assets of Hockley & O’Donnell Insurance Agency in Gettysburg, PA, and the opening of the new Upper Adams Office in Biglerville, PA, as the banking subsidiary, ACNB Bank, continued its plans for optimization of the community banking network. As in the past five years, ACNB Corporation is truly honored to be recognized for our achievements and is poised for continued progress and growth in the years to come.”
In order to be eligible for consideration in this ranking for 2023, companies were required to show revenue of at least $500,000 in each of the fiscal years ending 2020, 2021 and 2022, as well as revenue growth in 2022, as compared to 2020. Companies headquartered in the Pennsylvania counties of Adams, Cumberland, Dauphin, Franklin, Lancaster, Lebanon, Perry or York were eligible for nomination.
    SEK CPAs & Advisors coordinated the ranking formula leading to the recognition of large and small companies according to revenue growth over the three-year period. Including both dollar and percentage revenue increases, this ranking formula resulted in the final list of 50 honorees recognized at a celebration event held at the Sheraton Harrisburg Hershey Hotel, 4650 Lindle Road, Harrisburg, PA, on Tuesday, September 12, 2023, when specific rankings were revealed.
ACNB Corporation, headquartered in Gettysburg, PA, is the independent $2.4 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a

ACNB Corporation
Press Release/2023 Fastest Growing Companies
September 13, 2023

network of 26 community banking offices and three loan offices located in the Pennsylvania counties of Adams, Cumberland, Franklin, Lancaster and York and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com.
Fastest Growing Companies is a program of the Central Penn Business Journal and is presented by SEK CPAs & Advisors. For more information about the awards and honorees, please visit CPBJ.com/event/fastest-growing-companies.
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FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these

ACNB Corporation
Press Release/2023 Fastest Growing Companies
September 13, 2023

forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2023-17
September 13, 2023